UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2015 (August 17, 2015)

Date of Report (Date of earliest event reported)

SAFETY QUICK LIGHTING & FANS CORP.

(Exact name of registrant as specified in its charter)

FLORIDA	333-197821	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 North Point Parkway Suite 154 Alpharetta, GA	30022
(Address of principal executive offices)	(Zip Code)

(770) 754-4711
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains "forward-looking statements" which are not purely historical and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects. These forward-looking statements are made as of the date of this Current Report, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this Current Report are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. For more information, please visit www.sec.gov.

Unless otherwise provided in this Current Report, all references to “we,” “us,” “our,” or the “Company” refer to the Registrant, Safety Quick Lighting & Fans Corp.

Item 2.02. Results of Operations and Financial Condition.

On August 17, 2015, the Company issued a press release titled “Safety Quick Lighting & Fans Corp. Reports Second Quarter and Six Months Financial Results: Market Maker Receives FINRA Clearance To Offer Quotes In Company’s Stock; Company Raises $2,000,000 In Up Round Of Common Stock”, announcing earnings, the Company’s financial results for the three and six month periods ending June 30, 2015, and that the Company’s market maker received clearance from the Financial Industry Regulatory Authority (“FINRA”) to offer quotes in the Company’s common stock. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

Reference is made to the disclosure set forth under Item 2.02 above, which disclosure is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

99.1	Press Release titled “Safety Quick Lighting & Fans Corp. Reports Second Quarter and Six Months Financial Results: Market Maker Receives FINRA Clearance To Offer Quotes In Company’s Stock; Company Raises $2,000,000 In Up Round Of Common Stock”, dated August 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFET QUICK LIGHTING & FANS CORP.
Date: August 17, 2015
	By:	/s/ John P. Campi
John P. Campi
Chied Executive Officer